UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 240.14a-12

ZOOM TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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ZOOM TECHNOLOGIES, INC.

207 South Street
Boston, MA 02111

May 7, 2008
Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zoom Technologies, Inc. to be held on Thursday, June 26, 2008 at the headquarters of Zoom Technologies, 207 South Street, Boston, Massachusetts 02111. The location is near South Station in downtown Boston.

A buffet breakfast will be available starting at 9:15 a.m. Eastern time, and the meeting will begin at 10:00 a.m. Officers and Directors will be available for discussion before and after the meeting. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.

Whether or not you plan to attend, we urge you to sign and return the enclosed proxy so that your shares will be represented at the meeting. If you change your mind about your proxy at the meeting, you can withdraw your proxy and vote in person.

I look forward to seeing those of you who will be able to attend.

Frank B. Manning
President

ZOOM TECHNOLOGIES, INC.

207 South Street
Boston, MA 02111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Zoom Technologies, Inc. will be held on Thursday, June 26, 2008 at 10:00 a.m. Eastern time at Zoom's headquarters located at 207 South Street, Boston, Massachusetts 02111. The meeting will be held for the following purposes:

1.	To elect five (5) Directors to serve for the ensuing year and until their successors are duly elected.

2.
To consider and act upon a proposed plan to authorize, but not require, Zoom Technologies to effect a reverse stock split of Zoom Technologies’ Common Stock at a ratio to be determined by the Board of Directors in their discretion and calculated in their judgment to achieve the minimum bid price requirements of the Nasdaq Capital Market for Zoom Technologies’ Common Stock while allowing Zoom Technologies to continue to meet the other listing requirements for the Nasdaq Capital Market.

3.	To adjourn the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve Proposal No. 2.

4.	To transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on May 2, 2008 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, you are urged to mark, sign, and date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Frank B. Manning
President

Boston, Massachusetts
May 7, 2008

IMPORTANT: YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF ZOOM A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.
THANK YOU FOR ACTING PROMPTLY.

ZOOM TECHNOLOGIES, INC.
PROXY STATEMENT FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Zoom Technologies, Inc., for use at the Annual Meeting of Stockholders to be held on Thursday, June 26, 2008 at 10:00 a.m. Eastern time (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the headquarters of Zoom located at 207 South Street, Boston, Massachusetts 02111. This proxy statement, the accompanying Notice of the Annual Meeting, proxy card, and Zoom's Annual Report on Form 10-K for the year ending December 31, 2007 are first being mailed to stockholders on or about May 7, 2008. In this proxy statement we refer to Zoom Technologies, Inc. as “Zoom,” “we,” or “us.”

Record Date, Stock Ownership and Voting

Only stockholders of record at the close of business on May 2, 2008 are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on May 2, 2008 there were outstanding and entitled to vote 9,346,966 shares of common stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock.

One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who return a signed and dated proxy or comply with the voting instructions (“broker non-votes”) but who fail to vote on any proposal will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.

The five (5) nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected Directors of Zoom. Abstentions and broker non-votes will have no effect on the outcome of the vote for the election of Directors.

The proposal to approve the plan of recapitalization will require the affirmative vote of a majority of the issued and outstanding shares of voting capital stock. Abstentions and broker non-votes will count as votes cast against such proposal.

The proposal to adjourn the annual meeting to permit us to seek more proxies if necessary will require the affirmative vote of a majority of the issued and outstanding shares of voting capital stock present and eligible to be cast at the annual meeting. Abstentions will be counted as present and/or represented and entitled to vote, and will be included in calculating the number of votes cast. Abstentions will thus have the effect of a "no" vote on this proposal. Broker non-votes will not be included in calculating the number of votes cast on such proposal and accordingly will not affect the outcome of the vote.

We do not intend to submit any other proposals to the stockholders at the annual meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the annual meeting. If any other business should properly come before the annual meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

Revocability of Proxies

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation with the Secretary of Zoom at Zoom's headquarters, 207 South Street, Boston, Massachusetts 02111, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Solicitation

All costs of this solicitation of proxies will be borne by Zoom. Zoom may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by Directors, officers, or employees of Zoom. No additional compensation will be paid for any such services. Zoom may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A Board of five (5) Directors is to be elected at the Annual Meeting. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the persons listed below for election as Directors of Zoom:

•	Frank B. Manning

•	Peter R. Kramer

•	Bernard Furman

•	J. Ronald Woods

•	Joseph J. Donovan

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. All nominees are currently Directors of Zoom. In the event that any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a Director. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person. Each Director elected will hold office until the next Annual Meeting or until his successor is duly elected or appointed and qualified, unless his office is earlier vacated in accordance with the Certificate of Incorporation of Zoom or he becomes disqualified to act as a Director. The five (5) nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected Directors of Zoom.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF THE FIVE NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT

Information Regarding the Board of Directors

The Board of Directors currently consists of five members. At each meeting of stockholders, Directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the current members of the Board of Directors, all of whom have been nominated for re-election.

Name	Age	Principal Occupation	Director Since
Frank B. Manning	59	Chief Executive Officer, President and Chairman of the Board of Zoom Technologies, Inc.	1977
Peter R. Kramer	56	Executive Vice President and Director of Zoom Technologies, Inc.	1977
Bernard Furman (1)	78	Consultant	1991
J. Ronald Woods (1)	72	President of Rowood Capital Corp.	1991
Joseph J. Donovan (1)	58	Director of Education Programs at Suffolk University's Sawyer School of Management	2005

(1)	Current members of the Audit, Nominating and Compensation Committees.

Frank B. Manning is a co-founder of our company. Mr. Manning has been our President, Chief Executive Officer, and a Director since May 1977. He has served as our Chairman of the Board since 1986. He earned his BS, MS and PhD degrees in Electrical Engineering from the Massachusetts Institute of Technology, where he was a National Science Foundation Fellow. From 1998 through late 2006 Mr. Manning was also a Director of the Massachusetts Technology Development Corporation, a public purpose venture capital firm that invests in seed and early-stage technology companies in Massachusetts. Mr. Manning is the brother of Terry Manning, our Vice President of Sales and Marketing. From 1999 to 2005 Mr. Manning was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan. Mr. Manning has been a Director of Unity Business Networks, a hosted VoIP service provider, since Zoom’s investment in July 2007; and has been a Director of Redmoon, Inc., a provider of wireless networks, since Zoom’s investment in January 2008.

Peter R. Kramer is a co-founder of Zoom and has been Executive Vice President and a Director of Zoom since May 1977. He earned his B.A. degree in 1973 from SUNY Stony Brook and his M.F.A. degree from C.W. Post College in 1975. From 1999 to 2005 Mr. Kramer was a Director of Intermute, a company that Zoom co-founded and that was sold to Trend Micro Inc., a subsidiary of Trend Micro Japan.

Bernard Furman has been a Director of Zoom since 1991. Mr. Furman, currently retired, has served as a consultant to various companies, including Timeplex, Inc. (formerly listed on the New York Stock Exchange), a world leader in large capacity multiplexer and network management products. He was a co-founder of Timeplex and served as its General Counsel and as a member of its Board of Directors from its inception in 1969, and in 1984 also became Vice Chairman, Chief Administrative Officer and a member of the Executive Committee of the Board, holding all such positions until Timeplex was acquired by Unisys Corporation in 1988.

J. Ronald Woods has been a Director of Zoom since 1991. Since November 2000 Mr. Woods has served as President of Rowood Capital Corp., a private investment Company. From June 1996 to November 2000 Mr. Woods served as Vice President-Investments of Jascan, Inc., a private investment holding company. Prior to that, Mr. Woods served as Vice President-Investments of Conwest Exploration Corporation Ltd., a resource holding company based in Toronto from 1987 to June 1996. He also served as a Director, major shareholder and head of research and corporate finance for Merit Investment Corporation, a stock brokerage firm, from 1972 through 1987, and served as the President of Merit Investment Corporation from 1984 through 1987. He is a former Governor of the Toronto Stock Exchange and is currently a Director of Anterra Corporation, Inc., where he serves on the audit committee.

Joseph J. Donovan has been a Director of Zoom since 2005. Since March 2004 Mr. Donovan has served as the Director of Education Programs of Suffolk University's Sawyer School of Management on the Dean College campus, and he is responsible for the administration of undergraduate and graduate course offerings at Dean College. Mr. Donovan also serves as an adjunct faculty member at Suffolk University's Sawyer School of Management. He teaches Money and Capital Markets, Managerial Economics, and Managerial Finance in the Graduate School of Business Administration at Suffolk University. Mr. Donovan served as the Director of Emerging Technology Development for the Commonwealth of Massachusetts' Office of Emerging Technology from January 1993 through October 2004. Mr. Donovan also served as a Director of the Massachusetts Technology Development Corporation, the Massachusetts Emerging Technology Development Fund, and the Massachusetts Community Development Corporation. He received a Bachelor of Arts in Economics and History from St. Anselm College in Manchester, N.H. and a Master's Degree in Economics and Business from the University of Nebraska.

Board of Directors' Meetings and Committees

The Board of Directors held six (6) meetings during the year ending December 31, 2007. Each Director attended at least 75% of the meetings of the Board of Directors and each Committee on which he served. All of Zoom's Directors are encouraged to attend Zoom's annual meeting of stockholders. All of Zoom's Directors, other than Mr. Woods, were in attendance at Zoom's 2007 Annual Meeting.

Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating Committee. During 2007 Messrs. Donovan, Furman and Woods served as the members of each of these Committees.

Board Independence. The Board of Directors has reviewed the qualifications of Messrs. Donovan, Furman and Woods and has determined that each individual is "independent" as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A (m) (3) of the Securities Exchange Act of 1934, as amended.

Audit Committee. Messrs. Donovan, Furman and Woods are currently the members of the Audit Committee. The Board of Directors has determined that Mr. Woods qualifies as an "audit committee financial expert" as defined by applicable SEC rules.

The Audit Committee operates under a written charter adopted by the Board of Directors, which is publicly available on Zoom's website at www.zoom.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with the oversight of (i) Zoom's financial reporting process, accounting functions and internal controls and (ii) the qualifications, independence, appointment, retention, compensation and performance of Zoom's independent registered public accounting firm. The Audit Committee is also responsible for the establishment of "whistle-blowing" procedures, and the oversight of certain other compliance matters. The Audit Committee held six (6) meetings during 2007. See "Audit Committee Report" below.

Compensation Committee. Messrs. Donovan, Furman and Woods are currently the members of Zoom's Compensation Committee. The primary functions of the Compensation Committee include (i) reviewing and approving Zoom's executive compensation, (ii) reviewing the recommendations of the Chief Executive Officer regarding the compensation of senior officers, (iii) evaluating the performance of the Chief Executive Officer, and (iv) overseeing the administration of, and the approval of grants of stock options and other equity awarded under Zoom's stock option plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Compensation Committee held one (1) meeting during 2007.

Decisions regarding executive compensation are made by the Compensation Committee. The Compensation Committee is also responsible for administering the 1990 Stock Option Plan and the 1998 Employee Equity Incentive Plan, including determining the individuals to whom stock options are awarded, the terms upon which option grants are made, and the number of shares subject to each option granted. Mr. Manning and Mr. Kramer, both of whom are executive officers and Directors of Zoom, made recommendations to the Compensation Committee regarding the granting of stock options and participated in deliberations of the Compensation Committee concerning executive officer compensation. Neither Mr. Manning nor Mr. Kramer participated in any deliberation or vote establishing their compensation.

Nominating Committee. Messrs. Donovan, Furman, and Woods are currently the members of Zoom's Nominating Committee. The primary functions of the Nominating Committee are to (i) identify, review and evaluate candidates to serve as Directors of Zoom, and (ii) make recommendations to the Board of candidates for all directorships to be filled by the stockholders or the Board.

The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other Directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for Director for election at the 2009 Annual Meeting of Stockholders, it must follow the procedures described in "Deadline for Receipt of Stockholder Proposals and Recommendations for Director."

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee's written charter is publicly available on Zoom's website at www.zoom.com. The Nominating Committee held one (1) meeting during 2007.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management Zoom's audited consolidated financial statements for the year ended December 31, 2007. The Audit Committee has also discussed with UHY LLP, Zoom's independent registered public accounting firm for the year ended December 31, 2007, the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended. As required by Independence Standards Board Standard No. 1, as amended, "Independence Discussion with Audit Committees," the Audit Committee has received and reviewed the required written disclosures and a confirming letter from UHY LLP regarding their independence, and has discussed the matter with UHY LLP.

Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Zoom's audited consolidated financial statements for 2007 be included in Zoom's Annual Report on Form 10-K for the year ended December 31, 2007.

Audit Committee:
Joseph J. Donovan
Bernard Furman
J. Ronald Woods

Certain Relationships and Related Transactions

Item 404(a) of Regulation S-K requires us to disclose in our proxy statement any transaction involving more than $120,000 in which Zoom is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, Director, nominee for Director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Since January 1, 2007, Zoom has not been a participant in any transaction that is reportable under Item 404(a) of Regulation S-K.

Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related party transactions. Therefore, any material financial transaction between Zoom and any related person would need to be approved by our Audit Committee prior to us entering into such transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Zoom's Common Stock as of April 10, 2008 by (i) each person who is known by Zoom to own beneficially more than five percent (5%) of Zoom's outstanding Common Stock, (ii) each of Zoom's Directors and named executive officers, as listed below in the Summary Compensation Table under the heading "Executive Compensation", and (iii) all of Zoom's current Directors and executive officers as a group.

On April 10, 2008 there were 9,346,966 issued and outstanding shares of Zoom's Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name (1)	Number of Shares Beneficially Owned	% of Common Stock

Frank B. Manning(2)(3)	776,246	8.17%

Peter R. Kramer(4)	705,978	7.46%

Bernard Furman(5)	64,000	.*

J. Ronald Woods(6)	42,000	.*

Joseph J. Donovan(7)	36,000	.*

Robert A. Crist(8)	60,000	.*

Deena Randall(9)	75,000	.*

Terry Manning (3)(10)	156,710	1.67%

All current Directors and Executive Officers as a group (9 persons)	1,953,434	19.62%

*Less than one percent of shares outstanding.

(1)
Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Zoom Technologies, Inc., 207 South Street, Boston, MA 02111.

(2)
Includes 150,000 shares that Mr. Frank B. Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008. Includes 3,368 shares held by Mr. Frank B. Manning's daughter, as to which he disclaims beneficial ownership.

(3)	Terry Manning and Frank B. Manning are brothers.
(4)	Includes 120,000 shares that Mr. Kramer has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(5)	Includes 36,000 shares the Mr. Furman has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(6)	Includes 36,000 shares that Mr. Woods has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(7)	Includes 36,000 shares the Mr. Donovan has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(8)	Includes 60,000 shares that Mr. Crist has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(9)	Includes 75,000 shares that Ms. Randall has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(10)	Includes 60,000 shares that Mr. Terry Manning has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.
(11)
Includes an aggregate of 573,000 shares that the current Directors and named executive officers listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008. Also includes an additional 37,500 shares that executive officers not listed above have the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 10, 2008.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal year ended December 31, 2007 for our principal executive officer, principal financial officer and our other three most highly compensated executive officers who were serving as executive officers on December 31, 2007. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary		Option Awards (2)	All Other Compensation (3)	Total

Frank B. Manning,	2007	$129,272		-0-	$2,049	$131,321
Chief Executive Officer	2006	$129,272		$172,625	$14,479	$316,376

Peter R. Kramer,	2007	$55,189	(1)	-0-	$1,533	$56,722
Executive VP and Director	2006	$113,361	(1)	$138,100	$7,518	$258,979

Robert Crist,	2007	$147,264		-0-	$5,300	$152,564
Vice President of Finance and Chief Financial Officer	2006	$147,264		$69,050	$12,280	$228,594

Deena Randall,	2007	$128,336		-0-	$566	$128,902
Vice President of Operations	2006	$128,366		$86,312	$566	$215,244

Terry Manning ,	2007	$123,500		-0-	$729	$124,229
Vice President of Sales and Marketing	2006	$123,500		$69,050	$6,369	$198,919

(1)	Mr. Kramer worked a reduced work schedule during 2007 and during a portion of 2006.
(2)
The amounts in the Option Awards column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with SFAS 123(R) for all stock options granted in 2006 and SFAS 123 for all stock options prior to January 1, 2006. The calculation in the table above excludes all assumptions with respect to forfeitures. There can be no assurance that the amounts set forth in the Option Awards column will ever be realized. A forfeiture rate was used in the expense calculation in the financial statements.

(3)
For 2007, consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,699, Mr. Kramer $1,183, Mr. Crist $770, Mr. Terry Manning $379 and Ms. Randall $216; (b) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer; and (c) amounts paid for parking expense to Mr. Crist of $4,180. For 2006, consists of: (a) life insurance premiums paid by Zoom to the named executive officer: Mr. Frank B. Manning $1,699, Mr. Kramer $1,699, Mr. Crist $770, Mr. Terry Manning $379 and Ms. Randall $216; (b) payments for accrued but unused vacation time: Mr. Frank B. Manning $12,430, Mr. Kramer $5,469, Mr. Crist $7,080 and Mr. Terry Manning $5,640; (c) Zoom’s contribution to a 401(k) plan of $350 for each named executive officer; and (d) amounts paid for parking expense to Mr. Crist of $4,080.

Outstanding Equity Interests

The following table sets forth information concerning outstanding stock options for each named executive officer as of December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (1)				Option Exercise Price	Option Expiration Date
	Exercisable Options		Unexercisable Options
Frank B. Manning	100,000	(2)	0		$2.45	05/05/08
	50,000	(3)	50,000	(3)	$1.03	12/12/09

Peter R. Kramer	80,000	(2)	0		$2.45	05/05/08
	40,000	(3)	40,000	(3)	$1.03	12/12/09

Robert Crist	40,000	(2)	0		$2.45	05/05/08
	20,000	(3)	20,000	(3)	$1.03	12/12/09

Deena Randall	50,000	(2)	0		$2.45	05/05/08
	25,000	(3)	25,000	(3)	$1.03	12/12/09

Terry Manning	40,000	(2)	0		$2.45	05/05/08
	20,000	(3)	20,000	(3)	$1.03	12/12/09

(1)
All options set forth in the above table were granted under the 1990 Stock Option Plan, as amended and vest as to 50% on each of the first and second anniversary of the date of grant provided the holder of the option remains employed by Zoom. Options generally may not be exercised later than 36 months after the date of grant.

(2)	These options were granted on May 5, 2005.
(3)	These options were granted on December 12, 2006.

Option Exercises

None of our named executive officers exercised any stock options during the fiscal year ended December 31, 2007.

Employment, Termination and Change of Control Agreements

On December 12, 2006 the Compensation Committee of the Board of Directors of Zoom approved certain compensatory arrangements for each of the named executive officers. The purpose of these arrangements is to encourage the named executive officers to continue as employees and/or assist in the event a change-in-control of Zoom. Zoom has entered into agreements with each of the named executive officers formalizing the compensation arrangement described below.

The arrangements approved by the Board of Directors are as follows:

•
If the named executive officer is terminated by Zoom for any reason other than for cause or within six months after a change-in-control or liquidation of Zoom, then (i) all outstanding stock options issued after December 7, 2006 held by the named executive officer will become immediately vested and will be exercisable for a period of up to 30 days after termination and (ii) Zoom will pay severance to the named executive officer in an amount equal to the greater of three months’ base salary or a number of weeks of base salary equal to the number of full years employed by Zoom divided by two.

•
Each named executive officer will receive severance pay equal to six months’ base salary if (i) the named executive officer’s employment is terminated without cause within six months after a change-in-control, (ii) the named executive officer’s job responsibilities, reporting status or compensation are materially diminished and the named executive officer leaves the employment of the acquiring company within six months after the change-in-control, or (iii) Zoom is liquidated. In addition, in the event of a change-in-control or liquidation of Zoom, outstanding stock options granted on or after December 7, 2006 will become immediately vested.

For purposes of the arrangements described above, “change-in-control” shall mean: (A) any merger, consolidation, share exchange, business combination or other similar transaction in which the shareholders of Zoom would own less than 50% of the surviving entity following the consummation thereof; and in the event Zoom issues its own stock as consideration in the transaction, a change-in-control shall be deemed to occur only if Zoom issues a number of shares equal to more than 100% of the sum of its outstanding shares of Common Stock plus any outstanding options, with that sum calculated immediately prior to the closing of such transaction, and only if that issuance is direct consideration for a business being acquired as a result of such transaction, and that any other shares issued in connection with any financing or any stock options or other equity awards to new employees, whether or not in connection with or related to such transaction, shall not be included in determining such consideration; or (B) the acquisition by a person or entity, or any “group” (as such term is defined under Section 13(d) of the Securities Exchange Act of 1934) of the beneficial ownership of 50% or more of the voting stock of Zoom whether by tender offer, exchange offer or otherwise.

Potential Termination and Change-in-Control Payments

In the event a named executive officer had been terminated by Zoom on December 31, 2007 for any reason other than cause or a change-in-control or liquidation of Zoom, then the named executive officer would have received the following cash payments: Mr. Frank Manning $37,290; Mr. Kramer $37,290; Mr. Crist $36,816; Ms. Randall $37,020 and Mr. Terry Manning $30,875. These amounts represent the greater of three months salary or the number of weeks of base salary equal to the number of years employed by Zoom divided by two. In the event of termination as a result of a change-in-control or liquidation, the named executive officers would receive the following cash payments: Mr. Frank Manning $64,636; Mr. Kramer $64,636; Mr. Crist $73,632; Ms. Randall $64,168 and Mr. Terry Manning $61,750. These amounts represent six months’ base salary. In the event of either termination of employment, all options held by the named executive officers that were issued after December 7, 2006 would become immediately vested. The value of the acceleration of vesting would equal the number of shares multiplied by the excess of the then current stock price over the exercise price of the options. As of December 31, 2007, the stock price was lower than the exercise price of such options, therefore the acceleration of vesting provision has no monetary value.

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)(3)	All Other Compensation	Total

Bernard Furman	$2,500	$10,095	—	$12,595
J. Ronald Woods	$2,000	$10,095	—	$12,095
Joseph J. Donovan	$3,000	$10,095	—	$13,095

(1)
The amounts in the Option Awards column reflect the dollar amount recognized as compensation cost for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with SFAS 123(R) for all stock options granted in 2007. The calculation in the table above excludes all assumptions with respect to forfeitures. There can be no assurance that the amounts set forth in the Option Awards column will ever be realized.

(2)	As of December 31, 2007, each non-employee Director holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options

Bernard Furman	48,000
J. Ronald Woods	48,000
Joseph J. Donovan	48,000

(3)	The number of shares underlying stock options granted to each non-employee Director in 2007 and the grant date fair market value of such stock options is:

Name	Grant Date	Number of Shares underlying Stock Options Grants in 2007	Grant Date Fair Value of Stock Option Grants in 2007

Bernard Furman	1/10/2007	12,000	$4,753
	7/10/2007	12,000	$5,342

J. Ronald Woods	1/10/2007	12,000	$4,753
	7/10/2007	12,000	$5,342

Joseph J. Donovan	1/10/2007	12,000	$4,753
	7/10/2007	12,000	$5,342

Each non-employee Director of Zoom receives a fee of $500 per quarter plus a fee of $500 for each meeting at which the Director is personally present. Travel and lodging expenses are also reimbursed.

Each non-employee Director of Zoom is also granted stock options under Zoom's 1991 Directors Stock Option Plan, as amended (the "Directors Plan"). The Directors Plan provides in the aggregate that 450,000 shares of Common Stock (subject to adjustment for capital changes) may be issued upon the exercise of options granted under the Directors Plan. Each non-employee Director automatically receives an option to purchase 12,000 shares of Common Stock on January 10 and July 10 of each year. The exercise price for the options granted under the Directors Plan is the fair market value of the Common Stock on the date the option is granted. During 2007 Messrs. Furman, Woods, and Donovan each received options to purchase 24,000 shares of Common Stock at an average exercise price of $1.215 per share.

PROPOSAL NO. 2

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

Our shares of common stock have traded below $1.00 per share for some time. In order to continue to be eligible for listing on the Nasdaq Capital Market, our common stock must have a minimum bid price per share of at least $1.00 for a period of at least ten consecutive business days. If we are not able to meet this requirement by May 14, 2008, we expect that Nasdaq will send us a notice of its plan to delist our common stock from the Nasdaq Capital Market. If this occurs, we expect to appeal the delisting based on our willingness to effect a recapitalization in the form of a reverse stock split at a ratio determined by our Board of Directors, in order to meet the minimum bid price requirements. The ratio for the reverse stock split would be determined by our Board of Directors in their discretion and calculated in their judgment to achieve the minimum bid price requirements while allowing us to continue to meet the other listing requirements for the Nasdaq Capital Market. If we do receive a delisting notice and our Board of Directors believes that the reverse stock split will result in the bid price of our common stock meeting at least the minimum requirements for continued listing on the Nasdaq Capital Market and that such reverse stock split will otherwise be acceptable to Nasdaq and will allow us to continue to meet the other listing requirements for the Nasdaq Capital Market, our Board of Directors will decide to effect such recapitalization. Otherwise, our Board would decide whether or not we should effect such recapitalization based on such factors as it believes are appropriate. One possible factor is the share price requirement that might result from merger and acquisition related activities.

Our Board of Directors has adopted a resolution declaring the advisability of (subject to our Board’s later determination as to whether to effect such reverse stock split as discussed below), and submitting to the stockholders for approval, a proposal to amend our certificate of incorporation to effect a recapitalization in the form of a reverse stock split. Such approval permits, but does not require, our Board of Directors in their sole discretion to effect such recapitalization by filing such approved amendment to our certificate of incorporation. The text of the proposed amendment is set forth in Exhibit A to this proxy statement. If approved by the stockholders, the reverse stock split would only become effective if our Board of Directors determines to proceed with such recapitalization and, if so, at a time, and at a ratio to be determined by our Board of Directors (with the ratio to be determined by our Board of Directors in their discretion and calculated in their judgment to achieve the minimum bid price requirements while allowing us to continue to meet the other listing requirements for the Nasdaq Capital Market). Our Board of Directors may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of the Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, Zoom reserves the right not to effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of Zoom and its stockholders.

If the amendment is approved by Zoom’s stockholders, and if the Board of Directors in its discretion still believes at that time the proposed recapitalization is in the best interests of Zoom and its stockholders, we will file the amendment to our certificate of incorporation with the Secretary of State of Delaware. The plan of recapitalization, also referred to as the Reverse Stock Split, will become effective as of 5:00 p.m. Eastern time on the date that the amendment to our certificate of incorporation is filed with the Secretary of State of Delaware. If for any reason our Board of Directors deems it advisable, we may abandon the Reverse Stock Split at any time before we file the amendment to our certificate of incorporation, whether before or after the meeting (even if such proposal has been approved by our stockholders).

In lieu of issuing less than one whole share resulting from the Reverse Stock Split to holders of a number of shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, we will determine the fair value of each outstanding share of common stock held immediately before the Reverse Stock Split takes effect. We currently anticipate that the fair value of the outstanding common stock will be based on the average daily closing bid price per share of our common stock as reported by the primary trading market for our common stock for the ten (10) trading days immediately preceding the Reverse Stock Split. In the event our Board of Directors determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of our common stock, we may base the fair value of the outstanding common stock on the fair market value of the common stock as reasonably determined in good faith by our Board of Directors. Stockholders who hold a number of shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged immediately before the Reverse Stock Split takes effect will be entitled to receive, in lieu of a fractional share, cash in an amount equal to the fair value of the outstanding common stock times such fractional share.

As soon as practicable after the date of the Reverse Stock Split, we will mail a letter to each holder of record of common stock issued and outstanding immediately before the Reverse Stock Split. The letter will contain instructions for the surrender of such certificate or certificates to our designated exchange agent in exchange for certificates representing the number of whole shares of common stock (plus the fair value of any remainder shares) into which the shares of common stock have been converted as a result of the Reverse Stock Split. No cash payment will be made or new certificate issued to a stockholder until the stockholder has surrendered his or her outstanding certificates together with the letter to our exchange agent. See "Exchange of Stock Certificates."

Purpose of the Reverse Split

Our shares of common stock have traded below $1.00 per share for some time. The Board of Directors is recommending the Reverse Stock Split in order to reduce the number of outstanding shares with the expectation that each share will trade at a higher price. In addition, Nasdaq Marketplace Rule 4310 requires that in order for common stock to continue to be eligible for quotation on the Nasdaq Capital Market, it must have a minimum bid price per share of $1.00 for a period in excess of ten consecutive business days, as well as meeting certain other requirements. On November 21, 2007, we received a letter from Nasdaq stating that for the last 30 consecutive business days, the bid price of our common stock has closed below the minimum $1.00 per share requirement for continued inclusion under Marketplace Rule 4310(c)(4) and that we have 180 days or until May 14, 2008 to regain compliance with Nasdaq’s bid price rule. If we are unable to demonstrate compliance with this rule by such date, Nasdaq will determine whether we meet the initial listing criteria for the Nasdaq Capital Market under Marketplace Rule 4310(c), except for the bid price requirement. If at any time before May 14, 2008, the bid price of our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, we will be provided written notification that we comply with the rule. Otherwise, we will receive notification that our common stock will be delisted. If that occurs, we will have the ability to request an appeal within 7 days of the notice of delisting. If we do appeal, we believe the delisting process would be stayed until the appeal is heard, typically within approximately 45 days of the appeal.

In the event we do receive a delisting notice and our Board of Directors determines that the reverse stock split will result in the bid price of our common stock meeting at least the minimum requirements for continued listing on the Nasdaq Capital Market and that such reverse stock split will otherwise be acceptable to Nasdaq and will allow us to continue to meet the other listing requirements for the Nasdaq Capital Market, we believe that the implementation of the Reverse Stock Split will be in the best interest of Zoom and its stockholders.

In the event that Zoom enters into a significant merger or acquisition transaction, Zoom might need to meet the Nasdaq Capital Market's initial listing requirements to remain on Nasdaq. Those requirements include a minimum share bid price of $4. This is another reason that Zoom's Board might want to do a reverse split.

Delisting of our common stock may materially and adversely affect a holder’s ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, delisting may cause the common stock to be subject to “penny stock” regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected.

Stockholders should recognize that if the Reverse Stock Split is effectuated, there can be no assurance that the market price of the common stock will, in fact, correspondingly increase following consummation of the Reverse Stock Split or, even if such price increases, such post-Reverse Stock Split market price will be sustained. The Reverse Stock Split may leave certain stockholders with an odd lot of our common stock (i.e., a number of shares less than 100). These shares may be more difficult to sell, or require a greater commission to sell, than shares in multiples of 100. Also, liquidity could be materially and adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. Consequently, there can be no assurance that the Reverse Stock Split will achieve the desired results that have been outlined above.

Effect of the Reverse Stock Split

As a result of the Reverse Stock Split, the number of whole shares of common stock held by stockholders of record as of the close of business on the date of the Reverse Stock Split will be equal to the number of shares of common stock held immediately prior to the close of business on such date divided by such number as is determined by the ratio of the split. The Reverse Stock Split will not affect your percentage ownership interest in the company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The number of shares of common stock issued and outstanding will be reduced. Consequently, after the Reverse Stock Split the aggregate par value of the issued common stock will be lower. Future issuances of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of our outstanding common stock. The Reverse Stock Split, which will increase the number of authorized but unissued shares of common stock, may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or by-laws.

The authorized capital stock of the Company consists of 25,000,000 shares of common stock. There will be no change in the number of authorized capital stock as a result of the Reverse Stock Split. As of May 2, 2008, there were 9,346,966 shares of common stock issued and outstanding. The Reverse Stock Split will reduce this number, with the actual amount of the reduction depending on the ratio of the split. The terms of our common stock and the rights and privileges of the holders of such shares, will be unaffected by the Reverse Stock Split. Upon consummation of the Reverse Stock Split, the total number of shares currently reserved for issuance under our equity incentive plans would be decreased proportionately. The cash consideration payable per share upon exercise of outstanding stock options would be increased proportionately.

Dissenting stockholders will not have appraisal rights under Delaware law or under our certificate of incorporation or by-laws.

Exchange of Stock Certificates

 As soon as practicable after the effective date of the Reverse Stock Split, we intend to encourage our stockholders to exchange their stock certificates evidencing shares of common stock outstanding before the effectiveness of the Reverse Stock Split for certificates representing the number of whole shares of common stock into which their shares have been converted as a result of the Reverse Stock Split, as well as cash in lieu of fractional shares resulting from the Reverse Stock Split. After the effective date of the Reverse Stock Split, the former certificates will represent only the right to receive certificates for the post-split shares when surrendered. At the effective date of the Reverse Stock Split, the former shares will cease to exist and thereafter, all trading activity and market quotations for the Company's common stock will be exclusively in new post-split shares.

You will be furnished with the necessary materials and instructions for the surrender and exchange of your stock certificates at the appropriate time by our designated exchange agent. You will not be required to pay a transfer or other fee in connection with the exchange of certificates.

You should not submit any certificates to our exchange agent until requested to do so.

United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a general description of certain federal income tax consequences of the Reverse Stock Split to our common stockholders who are "United States persons" as defined for United States federal income tax purposes, and who hold our common stock as a capital asset. For United States federal income tax purposes, a "United States person" is a United States citizen or resident alien (as determined under the Internal Revenue Code of 1986, as amended, also referred to as the Code), a corporation or partnership organized under the laws of the United States or any state, and any estate or trust subject to United States federal income tax on its income regardless of source.

The summary is based on the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. We have has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split.

This discussion is for general information only and does not address aspects of federal income taxation that may be relevant to special classes of taxpayers, such as non-resident aliens, broker-dealers, tax-exempt organizations, banks or insurance companies, or stockholders who acquired their shares of our common stock in connection with the exercise of an employee stock option or right or otherwise as compensation or stockholders who hold our common stock as part of a hedge, straddle or conversion transaction. In addition, this summary does not discuss the tax consequences under the laws of any foreign, state or local jurisdiction. You are urged to consult your own tax advisors as to the federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

We believe that the Reverse Stock Split should constitute a reorganization within the meaning of section 368(a)(1)(E) of the Code. Accordingly, we expect that the Reverse Stock Split to have the following material federal income tax consequences:

1. No gain or loss should be recognized in the Reverse Stock Split by holders of our common stock upon their receipt of post-split shares of our common stock in exchange for their pre-split shares of our common stock.

2. The aggregate tax basis in the shares of our common stock received by each of our stockholders in the Reverse Stock Split will be equal to each such stockholder's aggregate tax basis in the shares surrendered in exchange therefore, reduced by any cash received and increased by any gain recognized in the exchange.

3. The holding period of shares of our common stock received in the Reverse Stock Split will include the period for which the shares surrendered in exchange therefore were held.

4. A stockholders who receives cash in the Reverse Stock Split in lieu of a fractional share will recognize capital gain or loss (provided the receipt of cash is not essentially equivalent to a dividend) measured by the difference between the amount of cash received and the adjusted tax basis in the fractional share of common stock, had a fractional share actually been issued. Any such capital gain or loss will generally be long-term capital gain or loss to the extent such stockholder’s holding period exceeds 12 months.

5. Zoom should recognize no gain or loss as a result of the Reverse Stock Split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his, her or its own tax advisor with respect to all of the potential tax consequences to such stockholder or her of the reverse stock split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS PROXY STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Vote Required

Approval of the proposed amendment to our certificate of incorporation to effect the Reverse Stock Split will require the affirmative vote of a majority of all of the issued and outstanding shares of common stock.

Our Board of Directors reserves the right to abandon the proposed amendment without further action by our stockholders at any time before the filing of the amendment to our certificate of incorporation with the Delaware Secretary of State, notwithstanding authorization of the proposed amendment by our stockholders.

The foregoing summary of the proposed amendment to our certificate of incorporation to effect the Reverse Stock Split is qualified in its entirety by reference to the complete text of the proposed amendment, which is set forth as Exhibit A to this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED PLAN OF RECAPITALIZATION.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, Zoom Directors and officers, as well as any person holding more than ten percent (10%) of Zoom's Common Stock, are required to report initial statements of ownership of Zoom's securities and any subsequent changes in such ownership to the Securities and Exchange Commission. Specific filing deadlines of these reports have been established and Zoom is required to disclose in this proxy statement any failure to file by these dates during the year ending December 31, 2007. Based on a review of such reports, and on written representations from reporting persons, Zoom believes that all Section 16(a) filing requirements were complied with during 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed UHY LLP (“UHY”) as Zoom’s principal accountants and independent registered public accounting firm, to audit the consolidated financial statements of Zoom for the year ending December 31, 2008. A representative of UHY LLP will be present at the meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

Through April 16,, 2008 (the present date) UHY LLP had a continuing relationship with UHY Advisors, Inc. (Advisors). Under this relationship UHY LLP leased auditing staff who were full time, permanent employees of Advisors. UHY LLP partners provide non-audit services through Advisors. UHY LLP has only a few full time employees. Therefore, few, if any, of the audit services performed were provided by permanent full time employees of UHY LLP. UHY LLP manages and supervises the audit services and the audit staff and is exclusively responsible for the opinion rendered in connection with its audit.

Principal Accountant Fees and Services

The following table summarizes the fees for audit services and for other services billed by Zoom’s principal accountants and independent registered pubic accounting firm, UHY LLP, for fiscal years 2006 and 2007.

FEE CATEGORY	2006	2007
Audit fees (1)	$148,131	$126,100
Audit-related fees (2)	-	1,200
Tax fees (3)	10,400	12,000
All other fees (4)	-	-
Total fees	$158,531	$139,300

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Zoom’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements.

(2)
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Zoom’s consolidated financial statements and are not reported under "Audit Fees".

(3)
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services were comprised primarily of services for federal, state and international tax compliance.

(4)	All Other Fees. Consists of fees for products and services other than the services reported above.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2007, no services were provided to us by UHY other than in accordance with the pre-approval procedures described herein.

CODE OF ETHICS

Zoom has adopted a Code of Ethics for Senior Financial Officers that applies to Zoom's principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. Zoom's Code of Ethics for Senior Financial Officers is publicly available on its website at www.zoom.com. If Zoom makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Zoom's principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Zoom will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a current report on Form 8-K.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR

Stockholder proposals for inclusion in Zoom's proxy materials for Zoom's 2009 Annual Meeting of Stockholders must be received by Zoom no later than January 18, 2009. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Stockholders who wish to make a proposal at Zoom's 2009 Annual Meeting - other than one that will be included in Zoom's proxy materials - should notify Zoom no later than April 2, 2009. If a stockholder who wishes to present such a proposal fails to notify Zoom by this date, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

Stockholders may make recommendations to the Nominating Committee of candidates for its consideration as nominees for Director at Zoom's 2009 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which he or she consents to act as such, to the Nominating Committee, c/o Secretary, Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain specified information and conform to certain requirements set forth in Zoom's Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating Committee's charter, a copy of which is publicly available on Zoom's website at www.zoom.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Zoom's Common Stock for at least one year. The Nominating Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating Committee's Charter or in Zoom's Bylaws.

STOCKHOLDER COMMUNICATIONS

Any stockholder wishing to communicate with any of Zoom's Directors regarding Zoom may write to the Director c/o Investor Relations, Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111. Investor Relations will forward these communications directly to the Director(s).

OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by Zoom under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

ANNUAL REPORT ON FORM 10-K

Copies of Zoom's Annual Report on Form 10-K for the year ending December 31, 2007, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Zoom Technologies, Inc., 207 South Street, Boston, Massachusetts 02111, Attention: Investor Relations.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO FILL IN, SIGN, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors

Frank B. Manning, President

Boston, Massachusetts
May 7, 2008

Exhibit A (To be filed only if Zoom Technologies’ Board of Directors determines to effect the reverse stock split)

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ZOOM TECHNOLOGIES, INC.

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

Zoom Technologies, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable.  The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.  The resolution setting forth the amendment is as follows:

RESOLVED:	That Article FOURTH of the Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following paragraphs are inserted in lieu thereof:

“FOURTH.  The total number of shares of stock which the Corporation shall have authority to issue is as follows: 25,000,000 shares of Common Stock, $.01 par value.

That, effective at 5:00 p.m., Eastern time, on the filing date of this Certificate of Amendment of Certificate of Incorporation (the “Effective Time”), a one-for-[**] reverse stock split of the Corporation’s common stock shall become effective, pursuant to which each [**] shares of common stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time (“Old Common Stock”) shall be reclassified and combined into one share of common stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of common stock from and after the Effective Time (“New Common Stock”).

Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the Common Stock for each [**] shares of the Old Common Stock previously represented by such certificate.

No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of issuing any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President this ___ day of ______ 2008.

Zoom Technologies, Inc.

By:
President

ZOOM TECHNOLOGIES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

JUNE 26, 2008

The undersigned stockholder of Zoom Technologies, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 7, 2008, and hereby appoints Frank B. Manning and Robert A. Crist, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 207 South Street, Boston, Massachusetts 02111, on Thursday, June 26, 2008, at 10:00 A.M. Eastern time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS, AND FOR THE PROPOSALS TO EFFECT THE PLAN OF RECAPITALIZATION AND TO ADJOURN THE MEETING.

DETACH PROXY CARD HERE
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO PERMIT THE DIRECTORS IN TRYING TO MAINTAIN ZOOM’S NASDAQ LISTING TO EFFECT A PLAN OF RECAPITALIZATION, AND TO ADJOURN THE ANNUAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES.

1. Election of Directors:	☐	FOR ALL NOMINEES except as marked to the contrary below	☐	WITHHOLD AUTHORITY to vote for all nominees

Nominees: FRANK B. MANNING, PETER R. KRAMER, JOSEPH J. DONOVAN, BERNARD FURMAN, AND J. RONALD WOODS

Vote withheld from the following Nominee(s): ______________________________________________________________________________

Instructions: to withhold authority to vote for any individual nominee write that nominee's name in the space provided above.

2. To effect a proposed plan of recapitalization to authorize, but not require, Zoom Technologies to effect a reverse stock split of Zoom Technologies’ Common Stock at a ratio to be determined by the Board of Directors in their discretion and calculated in their judgment to achieve the minimum bid price requirements of the Nasdaq Capital Market for Zoom Technologies’ Common Stock while allowing Zoom Technologies to continue to meet the other listing requirements for the Nasdaq Capital Market.

☐ FOR
☐ AGAINST
☐ ABSTAIN

3. To adjourn the annual meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the annual meeting to approve Proposal No. 2.

☐ FOR
☐ AGAINST
☐ ABSTAIN

Mark here for address change and note at left	☐

Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.

Signature: ___________________________________Date:_____________

Signature: ___________________________________Date:_____________

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